First Amended
LICENSING CONSENT AGREEMENT

THIS First Amended LICENSING CONSENT AGREEMENT, dated as of November 25, 2008 (the “Agreement”) is made and entered into by and between: (i) BCGU, LLC (the “Holder”); (ii) AudioStocks, Inc. (the “Assignor”); and (iii) DAO Information Systems, LLC, a Delaware limited liability company and its subsidiary, DAO Information Systems, Inc. (collectively, the “Assignee”). The Holder, Assignor and Assignee may be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties previously executed a Licensing Consent Agreement (the “LCA”) dated September 30, 2008, wherein the Parties agreed to the assignment and assumption of certain rights and assets;

WHEREAS, the Parties believe that there was not consideration in the LCA to effect the legal obligations and intentions of the Parties;

WHEREAS, the Parties have negotiated this Agreement which provides adequate and fair consideration for the transactions contemplated in the LCA;

NOW THEREFORE, all of the terms contained in the LCA shall remain effective and binding, however, the Parties agree that a Section 2.5 shall be added to the LCA which shall read as follows:

2.5.           Consideration. Holder shall immediately receive from Assignor (i) a total of 4,000,000 shares of the Assignor’s Preferred Series A stock, and (ii) a total of 100 shares of the Assignor’s Series B Preferred stock.

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______Holder     ______Assignor     ______Assignee

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the day and year first above written.

HOLDER: BCGU, LLC ______________________________________ By: Business Consulting Group Unlimited, Inc. Its: Administrative Manager By: Mark L. Baum, Esq. Its: Managing Director	ASSIGNOR: AudioStocks, Inc. ____________________________ By: Luis J. Leung Its: President
ASSIGNEE: DAO Information Systems, LLC ____________________________ By: Luis J. Leung Its: Managing Member

______Holder     ______Assignor     ______Assignee